SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                          RELATING THE SWAP AGREEMENTS

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2006

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   333-132232              30-0183252
--------------------------------   ----------------     -----------------------
 (State or Other Jurisdiction        (Commission          (I.R.S. Employer
         of Incorporation)           File Number)         Identification No.)

     383 MADISON AVENUE                                         10179
     NEW YORK, NEW YORK
--------------------------------                        -----------------------
     Address of Principal                                    (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         10.1. Swap Agreements, dated October 31, 2006, between Structured Asset Mortgage Investments II Grantor Trust 2006-AR8 and Wells Fargo Bank, National Association.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:  /s/ Baron Silverstein
    --------------------------
    Name:  Baron Silverstein
    Title: Vice President


Dated:  November 16, 2006

                                  EXHIBIT INDEX


                  Item 601 (a) of         Sequentially
Exhibit           Regulation S-K          Numbered
Number            Exhibit No.             Description                 Page
------            -----------             -----------                 ----

10.1              10                      Swap Agreements               4

                                              BEAR STEARNS CAPITAL MARKETS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                               TEL 212-272-2000

DATE:                  October 31, 2006

TO:                    The Bank of New York, not individually, but solely as
                       Grantor Trustee for Structured Asset Mortgage Investments
                       II Grantor Trust 2006-AR8 (the "Trust")
ATTENTION:             Mirela Cabej
TELEPHONE:             1-212-623-4493
FACSIMILE:             1-212-623-5930

FROM:                  Derivatives Documentation
TELEPHONE:             212-272-2711
FACSIMILE:             212-272-9857

SUBJECT:               Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):   CXSAM6AR8

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "TRANSACTION") between Bear Stearns Capital Markets Inc. ("BEAR STEARNS") and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8 ("COUNTERPARTY"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "Master Agreement" (as defined below), with respect to the Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). The parties agree to negotiate, execute and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) (the "FORM MASTER AGREEMENT"), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the "EXECUTED MASTER AGREEMENT"). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the "MASTER AGREEMENT") shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Grantor Trust Agreement, dated as of October 31, 2006 (the "GRANTOR TRUST AGREEMENT")


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 2 of 18


among Structured Asset Mortgage Investments II, Inc., as depositor (the "DEPOSITOR"), Wells Fargo Bank, National Association, as paying agent and certificate registrar (the "PAYING AGENT" and "CERTIFICATE REGISTRAR") and The Bank of New York, as grantor trustee (the "GRANTOR TRUSTEE").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Trade Date:                   September 15, 2006

       Effective Date:               October 31, 2006

       Notional Amount:              For any Calculation Period, the Certificate
                                     Principal Balance of the Grantor Trust
                                     Certificates as of the close of business on the 25th day of the month in which such Calculation Period begins (or, if remittances on such Grantor Trust
                                     Certificates are not made on such day, as of the close of business on the next day on which such remittances are made).

       Termination Date:             The earlier to occur of (a) the
                                     Distribution Date (as defined in the
                                     Underlying Pooling and Servicing Agreement) following the date on which the aggregate outstanding principal balance of the
                                     Underlying Reference Certificates is
                                     reduced to zero and the Deferred Interest
                                     Carry-Forward Balance is zero or (b)
                                     October 25, 2036, subject, in each case, to adjustment in accordance with the Business
                                     Day Convention.

       Grantor Trust Certificates:   The Class A-1B Certificates (as defined in
                                     the Grantor Trust Agreement).


       Underlying Reference
       Certificates:                 The Class A-1B Certificates (as defined in
                                     the Underlying Pooling and Servicing
                                     Agreement).

       BEAR STEARNS FLOATING
       AMOUNTS:

          Floating Rate Payer:       Bear Stearns

          Floating Rate Payer
          Payment Dates:             Each Floating Rate Payer Period End Date.

          Floating Rate Payer
          Period End Dates:          The 25th calendar day of each month during
                                     the Term of this Transaction, commencing
                                     November 25, 2006 and ending on the
                                     Termination Date, subject to adjustment in accordance with the Business Day
                                     Convention.

          Floating Rate Option:      USD-LIBOR-BBA


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 3 of 18


          Designated Maturity:       One month

          Spread:                    0.20%

          Floating Amount:           For the initial Calculation Period, zero.
                                     For each subsequent Calculation Period, an amount equal to the product of:

                                     (i)    the Notional Amount for such
                                            Calculation Period,

                                     (ii)   the excess, if any, of (1) the
                                            Floating Rate Option plus the Spread
                                            over (2) the lesser of (x) 10.50%
                                            and (y) the Net Rate Cap for the
                                            Mortgage Loans, and

                                     (iii)  the Floating Rate Day Count
                                            Fraction.


          Floating Rate
          Day Count Fraction:               Actual/360

          Reset Dates:                      The first day of each Calculation
                                            Period

          Compounding:                      Inapplicable

       ADDITIONAL BEAR STEARNS
       PAYMENT AMOUNTS:

              Additional Bear Stearns
              Payment Dates:                Each Floating Rate Payer Payment
                                            Date.

              Additional Bear Stearns
              Payment Amounts:              On each Additional Bear Stearns
                                            Payment Date, Bear Stearns shall pay
                                            to Counterparty an amount equal to
                                            any Net Deferred Interest allocated
                                            to the Certificate Principal Balance
                                            of the Underlying Reference
                                            Certificates in accordance with the
                                            definition of Net Deferred Interest
                                            in the Underlying Pooling and
                                            Servicing Agreement for the
                                            Distribution Date (as defined in the
                                            Underlying Pooling and Servicing
                                            Agreement) occurring on such
                                            Additional Bear Stearns Payment
                                            Date.


       COUNTERPARTY FIXED
       AMOUNTS:

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Dates:                Each Floating Rate Payer Payment
                                            Date


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 4 of 18


          Fixed Rate Payer
          Period End Dates:                 Each Floating Rate Payer Period End
                                            Date.

          Fixed Rate:                       0.08%

          Fixed Rate Day
          Count Fraction:                   Actual/360

       ADDITIONAL COUNTERPARTY PAYMENTS:

          Additional Counterparty
          Payment Dates:                    Each Floating Rate Payer Payment
                                            Date.

          Additional Counterparty
          Payment Amounts #1:               On each Additional Counterparty
                                            Payment Date, Counterparty shall pay
                                            to Bear Stearns an amount equal to
                                            the Basis Risk Shortfall Carry
                                            Forward Amount payable to the
                                            Underlying Reference Certificates
                                            for the Distribution Date (as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement) occurring
                                            on such Additional Counterparty
                                            Payment Date.

          Additional Counterparty
          Payment Amounts #2:               On the initial Additional
                                            Counterparty Payment Date, zero and
                                            for each Additional Counterparty
                                            Payment Date thereafter,
                                            Counterparty shall pay to Bear
                                            Stearns an amount equal to the
                                            lesser of

                                              (a)  the Deferred Interest
                                                   Carry-Forward Balance for the
                                                   previous Additional
                                                   Counterparty Payment Date,
                                                   and

                                              (b)  the amount distributed on the
                                                   Distribution Date (as defined
                                                   in the Underlying Pooling and
                                                   Servicing Agreement)
                                                   occurring on such Additional
                                                   Counterparty Payment Date to
                                                   the Underlying Reference
                                                   Certificates in respect of
                                                   (i) principal reducing the
                                                   Certificate Principal Balance
                                                   of the Underlying Reference
                                                   Certificates and (ii) Unpaid
                                                   Realized Loss Amounts.

          Deferred Interest
          Carry-Forward Balance:            For each Additional Counterparty
                                            Payment Date, an amount equal to the
                                            sum of:

                                              (a)  the Deferred Interest
                                                   Carry-Forward Balance as of
                                                   the preceding Payment Date
                                                   (which for the initial
                                                   Additional Counterparty
                                                   Payment Date shall be deemed
                                                   to be zero), plus (b) any
                                                   Additional Bear Stearns
                                                   Payment Amounts paid by Bear
                                                   Stearns to Counterparty on
                                                   such Additional Counterparty
                                                   Payment Date less (c)


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 5 of 18


                                                   any Additional Counterparty
                                                   Payment Amounts #2 paid to
                                                   Bear Stearns by the
                                                   Counterparty on such
                                                   Additional Counterparty
                                                   Payment Date.

          Additional Counterparty
          Payment Amounts #3:               On each Additional Counterparty
                                            Payment Date, Counterparty shall pay
                                            to Bear Stearns an amount equal to
                                            interest on the Deferred Interest
                                            Carry-Forward Balance as of the
                                            preceding Payment Date accrued from
                                            and including, the Floating Rate
                                            Payment Period End Date preceding
                                            such Additional Counterparty Payment
                                            Date to, but excluding, the Floating
                                            Rate Payment Period End Date for
                                            such Additional Counterparty Payment
                                            Date at a rate equal to the
                                            Pass-Through Rate (as defined in the
                                            Underlying Pooling and Servicing
                                            Agreement) for the Underlying
                                            Reference Certificates.

          Additional Counterparty
          Payment Amounts #4:               On each Additional Counterparty
                                            Payment Date, Counterparty shall pay
                                            to Bear Stearns an amount equal to
                                            any Cap Contract Payment Amount for
                                            the Underlying Reference
                                            Certificates distributed to the
                                            Underlying Reference Certificates
                                            for the Distribution Date (as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement) occurring
                                            on such Additional Counterparty
                                            Payment Date.

       Business Day Convention:             Following

       Business Days:                       Any day other than (i) a Saturday or
                                            a Sunday, or (ii) a day on which (a)
                                            the New York Stock Exchange or
                                            Federal Reserve is closed or (b)
                                            banking institutions in New York
                                            City or in any of the jurisdictions
                                            in which the Trustee, the Master
                                            Servicer, the Servicer or the
                                            Securities Administrator (each as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement) is located
                                            are authorized or obligated by law
                                            or executive order to be closed.

       Calculation Agent:                   Bear Stearns

3.     Additional Provisions:               (a) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Confirmation relating to such
                                            Transaction, as applicable. This
                                            paragraph shall be deemed repeated
                                            on the trade date of each
                                            Transaction.

                                            (b) On the second Business Day prior
                                            to each Floating Rate


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 6 of 18


                                            Payer Payment Date, the Paying Agent
                                            shall provide Bear Stearns with the
                                            amount and supporting calculations
                                            of any Bear Stearns Floating
                                            Amounts, Additional Bear Stearns
                                            Payment Amounts, Counterparty Fixed
                                            Amounts, Additional Counterparty
                                            Payment Amounts #1, Additional
                                            Counterparty Payment Amounts #2,
                                            Additional Counterparty Payment
                                            Amounts #3 and Additional
                                            Counterparty Payment Amounts #4, if
                                            any, to be paid on such Floating
                                            Rate Payer Payment Date. For the
                                            avoidance of doubt, Bear Stearns
                                            shall not be obligated to make any
                                            payment on a Floating Rate Payer
                                            Payment Date until it has received
                                            from the Paying Agent the
                                            information set forth in the
                                            preceding sentence.

                                            (c) Notwithstanding anything in
                                            Section 2(c) of the Form Master
                                            Agreement to the contrary, if on any
                                            date an amount would be owed by Bear
                                            Stearns to Counterparty after
                                            application of the netting
                                            provisions of Section 2(c) of the
                                            Form Master Agreement with respect
                                            to such date, subject to Section
                                            3(c) above, Bear Stearns hereby
                                            agrees to remit such payment to
                                            Counterparty one Business Day prior
                                            to such date.

4.     Provisions Deemed Incorporated in a Schedule to the Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the Form Master Agreement:

(a) "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c) Section 5(a)(i) of the Form Master Agreement is hereby amended by deleting the word "third" therein and replacing it with the word "second."

(d) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to Bear Stearns and will not apply to Counterparty.

(e) "Credit Support Default" provisions of Section 5(a)(iii) will apply to Bear Stearns and will not apply to Counterparty.

(f) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Bear Stearns and will not apply to Counterparty.


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 7 of 18


(g) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to Bear Stearns and will not apply to Counterparty.

(h) The "Cross Default" provision of Section 5(a)(vi) will not apply to Bear Stearns and will not apply to Counterparty.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(j) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to Bear Stearns and will not apply to Counterparty.

(k) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(l) Payments on Early Termination. For the purpose of Section 6(e) of the Form Master Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(m)  "Termination Currency" means United States Dollars.

(n)  Additional Termination Events.

     (i) The following shall constitute an Additional Termination Event, upon which Counterparty will have the right to designate an Additional Termination Event, Bear Stearns will be the sole Affected Party and all Transactions hereunder will be Affected Transactions. For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

       (a) After failing to satisfy the First Trigger Required Ratings, the failure by Bear Stearns to comply with Section 18(a) below; and

       (b) After failing to satisfy the Second Trigger Required Ratings, the failure by Bear Stearns to, within 30 days from such failure, at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 8 of 18


            shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

       (ii) The failure by Counterparty to comply with Section 16 below shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

3) Tax Representations. Bear Stearns represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4)   [Reserved]

5)   Documents to be Delivered. For the purpose of Section 4(a):

(1)    Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/             DATE BY WHICH TO
 DOCUMENT                   CERTIFICATE                BE DELIVERED

Bear Stearns and            Any document required or   Promptly after the
the Counterparty            reasonably requested to    earlier of (i) reasonable
                            allow the other party to   demand by either party or
                            make payments under the    (ii) learning that such
                            Form Master Agreement      form or document is
                            without any deduction or   required
                            withholding for or on the
                            account of any Tax or
                            with such deduction or
                            withholding at a reduced
                            rate

(2) Other documents to be delivered are:


PARTY REQUIRED                                                 COVERED BY
TO DELIVER         FORM/DOCUMENT/        DATE BY WHICH TO      SECTION 3(D)
DOCUMENT           CERTIFICATE           BE DELIVERED          REPRESENTATION

Bear Stearns and   Any documents         Upon the execution    Yes
the Counterparty   required by the       and delivery of the
                   receiving party to    Form Master
                   evidence the          Agreement and such
                   authority of the      Confirmation
                   delivering party


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 9 of 18


PARTY REQUIRED                                                 COVERED BY
TO DELIVER         FORM/DOCUMENT/        DATE BY WHICH TO      SECTION 3(D)
DOCUMENT           CERTIFICATE           BE DELIVERED          REPRESENTATION
                   or its Credit
                   Support Provider, if
                   any, for it to
                   execute and deliver
                   the Form Master
                   Agreement, any
                   Confirmation , and
                   any Credit Support
                   Documents to which
                   it is a party, and
                   to evidence the
                   authority of the
                   delivering party or
                   its Credit Support
                   Provider to perform
                   its obligations
                   under the Form
                   Master Agreement,
                   such Confirmation
                   and/or Credit
                   Support Document, as
                   the case may be


Bear Stearns and   A certificate of an   Upon the execution    Yes
the Counterparty   authorized officer    and delivery of the
                   of the party, as to   Form Master
                   the incumbency and    Agreement and such
                   authority of the      Confirmation
                   respective officers
                   of the party signing
                   the Form Master
                   Agreement, any
                   relevant Credit
                   Support Document, or
                   any Confirmation, as
                   the case may be

Bear Stearns       A copy of its most    Promptly after the
                   recent audited        request of by other
                   consolidated          Party
                   financial statements

6)  Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the Form Master
Agreement:



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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 10 of 18


         Contact details for notices or communications to Bear Stearns:

                   Tel: 212-272-9326
                   Fax: 212-272-0543
                   Attention: Credit Derivatives Department

                   (For all purposes)

         Contact details for notices or communications to the Counterparty:

                   The Bank of New York
                   4 New York Plaza, 6th Floor
                   New York, NY 10004
                   Attention:  Worldwide Securities Services / Structured
                               Finance Services SAMI II Series 2006 AR8
                   Attention:  Mirela Cabej
                   Facsimile:  212-623-5930
                   Phone:  212-623-4493

         With a copy to:

                   Wells Fargo Bank, National Association
                   9062 Old Annapolis,
                   Columbia, Maryland 21045
                   Attention:  Client Manager, SAMI 2006 AR8
                   Facsimile:  410-715-2380
                   Phone: 410-884-2000


                   (For all purposes)


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 11 of 18


(b) Process Agent. For the purpose of Section 13(c):

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to the Form Master Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the Form Master
    Agreement:

    Bear Stearns is not a Multibranch Party.

    The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Bear Stearns.

(f) Credit Support Document.

    Bear Stearns:  Guaranty (the "Guaranty") of The Bear Stearns Companies Inc.

    The Counterparty:  Not Applicable

(g) Credit Support Provider.

    Bear Stearns:     The Bear Stearns Companies Inc.

    The Counterparty: Not Applicable

(h) Governing Law. The parties to the Form Master Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402

(i) Severability. If any term, provision, covenant, or condition of the Form Master Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the Form Master Agreement as so modified continues to express, without material change, the original intentions of


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Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 12 of 18


the parties as to the subject matter of the Form Master
Agreement and the deletion of such portion of the Form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to the Form Master Agreement or any Credit Support Document.

7) Affiliate. Notwithstanding the definition of Affiliate in Section 14 of the Form Master Agreement, for purposes hereof each party will be deemed not to have any Affiliates.

8) Relationship Between Parties. Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

    "(g) Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:

              (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in the Form Master Agreement or the Confirmation in respect of that Transaction.

              (2) Evaluation and Understanding.

                   (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                   (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

              (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.


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Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 13 of 18


              (4) Principal. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

9) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10) Set-off. Notwithstanding any provision of the Form Master Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Grantor Trust Certificates as a result of such transfer, amendment, waiver, supplement, assignment or other modification; provided that upon notice to the Rating Agencies, Bear Stearns may transfer the Transaction(s) pursuant to the Form Master Agreement and all of its interests in such Transaction(s) and all of its Obligations in or under the Form Master Agreement to its Credit Support Provider or any affiliates thereof, and if such transfer is to an entity other than its Credit Support Provider, Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support Provider which guarantees all of such transferee's Obligations in the form of the Guaranty of the Credit Support Provider of Bear Stearns delivered in connection with the Form Master Agreement (other than the name of the guaranteed party, the effective date and the date of such guaranty). Upon such transfer, Bear Stearns will be fully released from any and all Obligations and liabilities related to the interests assigned.

12) Limited Recourse Non-petition. The liability of the Counterparty in relation to the Form Master Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor Trust Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Grantor Trust Agreement. Upon application of all of the assets in the Trust Fund (and proceeds thereon) in accordance with the Grantor Trust Agreement, Bear Stearns shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

13) Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the

Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 14 of 18


other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Form Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

14) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Counterparty, not individually or personally but solely as the Grantor Trustee for the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representation, undertakings and agreements herein made on part of the Trust are made and intended not as personal representations, undertakings and agreements by the Counterparty but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Counterparty, individually or personally, to perform any convenient either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement.

16) Amendments to Grantor Trust Agreement and Underlying Pooling and Servicing Agreement. Without the prior written consent of Bear Stearns, Counterparty shall not (i) amend the Grantor Trust Agreement or enter into any amendment or supplemental agreement to the Grantor Trust Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or under the Grantor Trust Agreement or (ii) consent to any amendment or supplemental agreement to the Underlying Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or on the interests of a holder of the Underlying Reference Certificates under the Underlying Pooling and Servicing Agreement. Counterparty will furnish to Bear Stearns a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any.

17) Permitted Security Interest. For purposes of Section 7 of the Form Master Agreement, Bear Stearns hereby consents to the Permitted Security Interest.

Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 15 of 18


         "Permitted Security Interest" means the collateral assignment by Counterparty of the Swap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Swap Collateral pursuant to the Indenture.

         "Swap Collateral" means all right, title and interest of Counterparty in the Form Master Agreement, each Transaction hereunder, and all present and future amounts payable by Bear Stearns to Counterparty under or in connection with the Form Master Agreement or any Transaction governed by the Form Master Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

(18)(a) If Bear Stearns (or its guarantor) fails to have the First Trigger Required Ratings, Bear Stearns shall (within 30 days from such failure), at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) post collateral to Counterparty to secure Bear Stearns' obligations under the Form Master Agreement in such amount that the Rating Agencies confirm in writing will be sufficient to maintain the rating on the Grantor Trust Certificates, (iii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iv) take such other steps that satisfies the Rating Agency Condition.

    (b) If Bear Stearns (or its guarantor) fails to have the Second Trigger Required Ratings, Bear Stearns shall, within 10 days from such failure, at its own expense, seek to (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

         As used herein:

              "FIRST TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) either (i) the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least 'A-1' by S&P or (ii) if such entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of

Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 16 of 18


              such entity (or its Credit Support Provider) are rated at least 'A+' by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A-1' by Moody's (and if rated 'A-1' by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least 'P-1' by Moody's (and if rated 'P-1' by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such entity (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'Aa3' by Moody's (and if rated 'Aa3' by Moody's, such rating is not on watch for possible downgrade).

              "SECOND TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'BBB-' by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A3' by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least 'P-2' by Moody's (and such rating is not on watch for possible downgrade) or (ii) if such entity (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A2' by Moody's.

              "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of Rating Agency then providing a rating of the Grantor Trust Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Grantor Trust Certificates.


5.  Account Details and
Settlement information:    Payments to Bear Stearns:
                           Citibank, N.A., New York
                           ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                           Account Number: 0925-3186, for further credit to Bear Stearns Capital Markets
                           Sub-account Number: 101-90012-11
                           Attention: Derivatives Operations

                           Payments to Counterparty:

Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 17 of 18


                           Wells Fargo Bank, National Association
                           San Francisco, CA
                           ABA: 121-000-248
                           A/C:3970771416
                           Account Name: SAS Clearing
                           For Further Credit to: 50961102,
                                                  SAMI 06-AR8 Swap Account




This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: CXSAM6AR8
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 18 of 18


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.



By: /s/ Catherine Magnus
    -----------------------------
    Name:  Catherine Magnus
    Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR8 By: THE BANK OF NEW YORK, not individually, but solely as Grantor Trustee



By: /s/ Mirela Cabej
     -----------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer

With respect to Section 3(b) herein:
WELLS FARGO, NATIONAL ASSOCIATION, as Paying Agent



By: /s/ Stacey Taylor
    -----------------------------
    Name:  Stacey Taylor
    Title: Vice President

                                             BEAR STEARNS CAPITAL MARKETS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                              TEL 212-272-2000

DATE:                 October 31, 2006

TO:                   The Bank of New York, not individually, but solely as
                      Grantor Trustee for Structured Asset Mortgage Investments
                      II Grantor Trust 2006-AR8 (the "Trust")
ATTENTION:            Mirela Cabej
                      TELEPHONE: 1-212-623-4493
                      FACSIMILE: 1-212-623-5930

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):  CXSAM6AR2

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "TRANSACTION") between Bear Stearns Capital Markets Inc. ("BEAR STEARNS") and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8 ("COUNTERPARTY"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "Master Agreement" (as defined below), with respect to the Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). The parties agree to negotiate, execute and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) (the "FORM MASTER AGREEMENT"), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the "EXECUTED MASTER AGREEMENT"). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the "MASTER AGREEMENT") shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Grantor Trust Agreement, dated as of October 31, 2006 (the "GRANTOR TRUST AGREEMENT")

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 2 of 18


among Structured Asset Mortgage Investments II, Inc., as depositor (the "DEPOSITOR"), Wells Fargo Bank, National Association, as paying agent and certificate registrar (the "PAYING AGENT" and "CERTIFICATE REGISTRAR") and The Bank of New York, as grantor trustee (the "GRANTOR TRUSTEE").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Trade Date:                     October 26, 2006

         Effective Date:                 October 31, 2006

         Notional Amount:                For any Calculation Period, the
                                         Certificate Principal Balance of the
                                         Grantor Trust Certificates as of the
                                         close of business on the 25th day of
                                         the month in which such Calculation
                                         Period begins (or, if remittances on
                                         such Grantor Trust Certificates are not
                                         made on such day, as of the close of
                                         business on the next day on which such
                                         remittances are made).

         Termination Date:               The earlier to occur of (a) the
                                         Distribution Date (as defined in the
                                         Underlying Pooling and Servicing
                                         Agreement) following the date on which
                                         the aggregate outstanding principal
                                         balance of the Underlying Reference
                                         Certificates is reduced to zero and the
                                         Deferred Interest Carry-Forward Balance
                                         is zero or (b) October 25, 2036,
                                         subject, in each case, to adjustment in
                                         accordance with the Business Day
                                         Convention.

         Grantor Trust Certificates:     The Class A-4B Certificates (as defined
                                         in the Grantor Trust Agreement).


         Underlying Reference
         Certificates:                   The Class A-4B Certificates (as defined
                                         in the Underlying Pooling and Servicing
                                         Agreement).

         BEAR STEARNS FLOATING
         AMOUNTS:

              Floating Rate Payer:       Bear Stearns

              Floating Rate Payer
              Payment Dates:             Each Floating Rate Payer Period End
                                         Date.

              Floating Rate Payer
              Period End Dates:          The 25th calendar day of each month
                                         during the Term of this Transaction,
                                         commencing November 25, 2006 and ending
                                         on the Termination Date, subject to
                                         adjustment in accordance with the
                                         Business Day Convention.

              Floating Rate Option:      USD-LIBOR-BBA

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 3 of 18



              Designated Maturity:       One month

              Spread:                    0.24%

              Floating Amount:           For the initial Calculation Period,
                                         zero. For each subsequent Calculation
                                         Period, an amount equal to the product
                                         of:

                                         (i)  the Notional Amount for such
                                              Calculation Period,

                                         (ii) the excess, if any, of (1) the
                                              Floating Rate Option plus the
                                              Spread over (2) the lesser of (x)
                                              10.50% and (y) the Net Rate Cap
                                              for the Mortgage Loans, and

                                         (iii)the Floating Rate Day Count
                                              Fraction.


              Floating Rate
              Day Count Fraction:        Actual/360

              Reset Dates:               The first day of each Calculation
                                         Period

              Compounding:               Inapplicable

         ADDITIONAL BEAR STEARNS
         PAYMENT AMOUNTS:

              Additional Bear Stearns
              Payment Dates:             Each Floating Rate Payer Payment Date.

              Additional Bear Stearns
              Payment Amounts:           On each Additional Bear Stearns Payment
                                         Date, Bear Stearns shall pay to
                                         Counterparty an amount equal to any Net
                                         Deferred Interest allocated to the
                                         Certificate Principal Balance of the
                                         Underlying Reference Certificates in
                                         accordance with the definition of Net
                                         Deferred Interest in the Underlying
                                         Pooling and Servicing Agreement for the
                                         Distribution Date (as defined in the
                                         Underlying Pooling and Servicing
                                         Agreement) occurring on such Additional
                                         Bear Stearns Payment Date.


         COUNTERPARTY FIXED
         AMOUNTS:

              Fixed Rate Payer:          Counterparty

              Fixed Rate Payer
              Payment Dates:             Each Floating Rate Payer Payment Date

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 4 of 18


              Fixed Rate Payer
              Period End Dates:          Each Floating Rate Payer Period End
                                         Date.

              Fixed Rate:                0.08%

              Fixed Rate Day
              Count Fraction:            Actual/360

         ADDITIONAL COUNTERPARTY PAYMENTS:

              Additional Counterparty
              Payment Dates:             Each Floating Rate Payer Payment Date.

              Additional Counterparty
              Payment Amounts #1:        On each Additional Counterparty Payment
                                         Date, Counterparty shall pay to Bear
                                         Stearns an amount equal to the Basis
                                         Risk Shortfall Carry Forward Amount
                                         payable to the Underlying Reference
                                         Certificates for the Distribution Date
                                         (as defined in the Underlying Pooling
                                         and Servicing Agreement) occurring on
                                         such Additional Counterparty Payment
                                         Date.

              Additional Counterparty
              Payment Amounts #2:        On the initial Additional Counterparty
                                         Payment Date, zero and for each
                                         Additional Counterparty Payment Date
                                         thereafter, Counterparty shall pay to
                                         Bear Stearns an amount equal to the
                                         lesser of

                                              (a) the Deferred Interest
                                                  Carry-Forward Balance for the
                                                  previous Additional
                                                  Counterparty Payment Date, and

                                              (b) the amount distributed on the
                                                  Distribution Date (as defined
                                                  in the Underlying Pooling and
                                                  Servicing Agreement) occurring
                                                  on such Additional
                                                  Counterparty Payment Date to
                                                  the Underlying Reference
                                                  Certificates in respect of (i)
                                                  principal reducing the
                                                  Certificate Principal Balance
                                                  of the Underlying Reference
                                                  Certificates and (ii) Unpaid
                                                  Realized Loss Amounts.

              Deferred Interest
              Carry-Forward Balance:     For each Additional Counterparty
                                         Payment Date, an amount equal to the
                                         sum of:

                                              (a) the Deferred Interest
                                                  Carry-Forward Balance as of
                                                  the preceding Payment Date
                                                  (which for the initial
                                                  Additional Counterparty
                                                  Payment Date shall be deemed
                                                  to be zero), plus (b) any
                                                  Additional Bear Stearns
                                                  Payment Amounts paid by Bear
                                                  Stearns to Counterparty on
                                                  such Additional Counterparty
                                                  Payment Date less (c)

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 5 of 18


                                                  any Additional Counterparty
                                                  Payment Amounts #2 paid to
                                                  Bear Stearns by the
                                                  Counterparty on such
                                                  Additional Counterparty
                                                  Payment Date.

              Additional Counterparty
              Payment Amounts #3:        On each Additional Counterparty Payment
                                         Date, Counterparty shall pay to Bear
                                         Stearns an amount equal to interest on
                                         the Deferred Interest Carry-Forward
                                         Balance as of the preceding Payment
                                         Date accrued from and including, the
                                         Floating Rate Payment Period End Date
                                         preceding such Additional Counterparty
                                         Payment Date to, but excluding, the
                                         Floating Rate Payment Period End Date
                                         for such Additional Counterparty
                                         Payment Date at a rate equal to the
                                         Pass-Through Rate (as defined in the
                                         Underlying Pooling and Servicing
                                         Agreement) for the Underlying Reference
                                         Certificates.

              Additional Counterparty
              Payment Amounts #4:        On each Additional Counterparty Payment
                                         Date, Counterparty shall pay to Bear
                                         Stearns an amount equal to any Cap
                                         Contract Payment Amount for the
                                         Underlying Reference Certificates
                                         distributed to the Underlying Reference
                                         Certificates for the Distribution Date
                                         (as defined in the Underlying Pooling
                                         and Servicing Agreement) occurring on
                                         such Additional Counterparty Payment
                                         Date.

       Business Day Convention:          Following

       Business Days:                    Any day other than (i) a Saturday or a
                                         Sunday, or (ii) a day on which (a) the
                                         New York Stock Exchange or Federal
                                         Reserve is closed or (b) banking
                                         institutions in New York City or in any
                                         of the jurisdictions in which the
                                         Trustee, the Master Servicer, the
                                         Servicer or the Securities
                                         Administrator (each as defined in the
                                         Underlying Pooling and Servicing
                                         Agreement) is located are authorized or
                                         obligated by law or executive order to
                                         be closed.

         Calculation Agent:              Bear Stearns

3.       Additional Provisions:          (a) Each party hereto is hereby advised
                                         and acknowledges that the other party
                                         has engaged in (or refrained from
                                         engaging in) substantial financial
                                         transactions and has taken (or
                                         refrained from taking) other material
                                         actions in reliance upon the entry by
                                         the parties into the Transaction being
                                         entered into on the terms and
                                         conditions set forth herein and in the
                                         Confirmation relating to such
                                         Transaction, as applicable. This
                                         paragraph shall be deemed repeated on
                                         the trade date of each Transaction.

                                         (b) On the second Business Day prior to
                                         each Floating Rate

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 6 of 18


                                         Payer Payment Date, the Paying Agent
                                         shall provide Bear Stearns with the
                                         amount and supporting calculations of
                                         any Bear Stearns Floating Amounts,
                                         Additional Bear Stearns Payment
                                         Amounts, Counterparty Fixed Amounts,
                                         Additional Counterparty Payment Amounts
                                         #1, Additional Counterparty Payment
                                         Amounts #2, Additional Counterparty
                                         Payment Amounts #3 and Additional
                                         Counterparty Payment Amounts #4, if
                                         any, to be paid on such Floating Rate
                                         Payer Payment Date. For the avoidance
                                         of doubt, Bear Stearns shall not be
                                         obligated to make any payment on a
                                         Floating Rate Payer Payment Date until
                                         it has received from the Paying Agent
                                         the information set forth in the
                                         preceding sentence.

                                         (c) Notwithstanding anything in Section
                                         2(c) of the Form Master Agreement to
                                         the contrary, if on any date an amount
                                         would be owed by Bear Stearns to
                                         Counterparty after application of the
                                         netting provisions of Section 2(c) of
                                         the Form Master Agreement with respect
                                         to such date, subject to Section 3(c)
                                         above, Bear Stearns hereby agrees to
                                         remit such payment to Counterparty one
                                         Business Day prior to such date.

4.       Provisions Deemed Incorporated in a Schedule to the Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Form Master Agreement:

(a) "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c) Section 5(a)(i) of the Form Master Agreement is hereby amended by deleting the word "third" therein and replacing it with the word "second."

(d) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to Bear Stearns and will not apply to Counterparty.

(e) "Credit Support Default" provisions of Section 5(a)(iii) will apply to Bear Stearns and will not apply to Counterparty.

(f) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 7 of 18


(g) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to Bear Stearns and will not apply to Counterparty.

(h) The "Cross Default" provision of Section 5(a)(vi) will not apply to Bear Stearns and will not apply to Counterparty.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(j) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to Bear Stearns and will not apply to Counterparty.

(k) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(l) Payments on Early Termination. For the purpose of Section 6(e) of the Form Master Agreement:

         (i)  Market Quotation will apply.

         (ii) The Second Method will apply.

(m)      "Termination Currency" means United States Dollars.

(n)      Additional Termination Events.

         (i) The following shall constitute an Additional Termination Event, upon which Counterparty will have the right to designate an Additional Termination Event, Bear Stearns will be the sole Affected Party and all Transactions hereunder will be Affected Transactions. For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

           (a)After failing to satisfy the First Trigger Required Ratings, the failure by Bear Stearns to comply with Section 18(a) below; and

           (b)After failing to satisfy the Second Trigger Required Ratings, the failure by Bear Stearns to, within 30 days from such failure, at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 8 of 18


              shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

         (ii) The failure by Counterparty to comply with Section 16 below shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

3) Tax Representations. Bear Stearns represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)      Tax forms, documents, or certificates to be delivered are:


PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/             DATE BY WHICH TO
 DOCUMENT                   CERTIFICATE                BE DELIVERED

Bear Stearns and            Any document required or   Promptly after the
the Counterparty            reasonably requested to    earlier of (i) reasonable
                            allow the other party to   demand by either party or
                            make payments under the    (ii) learning that such
                            Form Master Agreement      form or document is
                            without any deduction or   required
                            withholding for or on the
                            account of any Tax or
                            with such deduction or
                            withholding at a reduced
                            rate


(2)      Other documents to be delivered are:


PARTY REQUIRED                                                 COVERED BY
TO DELIVER         FORM/DOCUMENT/        DATE BY WHICH TO      SECTION 3(D)
DOCUMENT           CERTIFICATE           BE DELIVERED          REPRESENTATION

Bear Stearns and   Any documents         Upon the execution    Yes
the Counterparty   required by the       and delivery of the
                   receiving party to    Form Master
                   evidence the          Agreement and such
                   authority of the      Confirmation
                   delivering party

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 9 of 18


PARTY REQUIRED                                                 COVERED BY
TO DELIVER          FORM/DOCUMENT/        DATE BY WHICH TO      SECTION 3(D)
DOCUMENT           CERTIFICATE           BE DELIVERED          REPRESENTATION

                   or its Credit Support
                   Provider, if any,
                   for it to execute
                   and deliver the Form
                   Master Agreement,
                   any Confirmation ,
                   and any Credit
                   Support Documents to
                   which it is a party,
                   and to evidence the
                   authority of the
                   delivering party or
                   its Credit Support
                   Provider to perform
                   its obligations
                   under the Form
                   Master Agreement,
                   such Confirmation
                   and/or Credit
                   Support Document, as
                   the case may be

Bear Stearns and   A certificate of an   Upon the execution    Yes
the Counterparty   authorized officer    and delivery of the
                   of the party, as to   Form Master
                   the incumbency and    Agreement and such
                   authority of the      Confirmation
                   respective officers
                   of the party signing
                   the Form Master
                   Agreement, any
                   relevant Credit
                   Support Document, or
                   any Confirmation, as
                   the case may be

Bear Stearns       A copy of its most    Promptly after the
                   recent audited        request of by other
                   consolidated          Party
                   financial statements

6) Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of the Form Master
Agreement:

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 10 of 18


         Contact details for notices or communications to Bear Stearns:

                  Tel: 212-272-9326
                  Fax: 212-272-0543
                  Attention: Credit Derivatives Department

                  (For all purposes)

         Contact details for notices or communications to the Counterparty:

                  The Bank of New York
                  4 New York Plaza, 6th Floor
                  New York, NY 10004
                  Attention:  Worldwide Securities Services / Structured
                              Finance Services SAMI II Series 2006 AR8
                  Attention:  Mirela Cabej
                  Facsimile:  212-623-5930
                  Phone:      212-623-4493

         With a copy to:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis,
                  Columbia, Maryland 21045
                  Attention:  Client Manager, SAMI 2006 AR8
                  Facsimile:  410-715-2380
                  Phone:      410-884-2000


                  (For all purposes)

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 11 of 18


(b)   Process Agent. For the purpose of Section 13(c):

                      Bear Stearns appoints as its
                      Process Agent:            Not Applicable

                      The Counterparty appoints as its
                      Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to the Form Master Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)   Multibranch Party. For the purpose of Section 10(c) of the Form Master
      Agreement:

      Bear Stearns is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent is Bear Stearns.

(f)   Credit Support Document.

      Bear Stearns:  Guaranty (the "Guaranty") of The Bear Stearns
      Companies Inc.

      The Counterparty:  Not Applicable

(g)   Credit Support Provider.

      Bear Stearns:   The Bear Stearns Companies Inc.

      The Counterparty: Not Applicable

(h) Governing Law. The parties to the Form Master Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402

(i) Severability. If any term, provision, covenant, or condition of the Form Master Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the Form Master Agreement as so modified continues to express, without material change, the original intentions of

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 12 of 18


the parties as to the subject matter of the Form Master Agreement and the deletion of such portion of the Form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to the Form Master Agreement or any Credit Support Document.

7) Affiliate. Notwithstanding the definition of Affiliate in Section 14 of the Form Master Agreement, for purposes hereof each party will be deemed not to have any Affiliates.

8)    Relationship Between Parties.      Section 3 of the Form Master Agreement
is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

            Each party represents to the other party on each date when it enters into a Transaction that:

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in the Form Master Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                         (i)  It has the capacity to evaluate (internally or
through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                         (ii) It understands the terms, conditions and risks
of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 13 of 18


                  (4) Principal. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

9) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10) Set-off. Notwithstanding any provision of the Form Master Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Grantor Trust Certificates as a result of such transfer, amendment, waiver, supplement, assignment or other modification; provided that upon notice to the Rating Agencies, Bear Stearns may transfer the Transaction(s) pursuant to the Form Master Agreement and all of its interests in such Transaction(s) and all of its Obligations in or under the Form Master Agreement to its Credit Support Provider or any affiliates thereof, and if such transfer is to an entity other than its Credit Support Provider, Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support Provider which guarantees all of such transferee's Obligations in the form of the Guaranty of the Credit Support Provider of Bear Stearns delivered in connection with the Form Master Agreement (other than the name of the guaranteed party, the effective date and the date of such guaranty). Upon such transfer, Bear Stearns will be fully released from any and all Obligations and liabilities related to the interests assigned.

12) Limited Recourse Non-petition. The liability of the Counterparty in relation to the Form Master Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor Trust Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Grantor Trust Agreement. Upon application of all of the assets in the Trust Fund (and proceeds thereon) in accordance with the Grantor Trust Agreement, Bear Stearns shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

13) Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 14 of 18


other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Form Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

14) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Counterparty, not individually or personally but solely as the Grantor Trustee for the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representation, undertakings and agreements herein made on part of the Trust are made and intended not as personal representations, undertakings and agreements by the Counterparty but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Counterparty, individually or personally, to perform any convenient either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement.

16) Amendments to Grantor Trust Agreement and Underlying Pooling and Servicing Agreement. Without the prior written consent of Bear Stearns, Counterparty shall not (i) amend the Grantor Trust Agreement or enter into any amendment or supplemental agreement to the Grantor Trust Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or under the Grantor Trust Agreement or (ii) consent to any amendment or supplemental agreement to the Underlying Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or on the interests of a holder of the Underlying Reference Certificates under the Underlying Pooling and Servicing Agreement. Counterparty will furnish to Bear Stearns a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any.

17) Permitted Security Interest. For purposes of Section 7 of the Form Master Agreement, Bear Stearns hereby consents to the Permitted Security Interest.

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 15 of 18


      "Permitted Security Interest" means the collateral assignment by Counterparty of the Swap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Swap Collateral pursuant to the Indenture.

      "Swap Collateral" means all right, title and interest of Counterparty in the Form Master Agreement, each Transaction hereunder, and all present and future amounts payable by Bear Stearns to Counterparty under or in connection with the Form Master Agreement or any Transaction governed by the Form Master Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

(18) (a) If Bear Stearns (or its guarantor) fails to have the First Trigger Required Ratings, Bear Stearns shall (within 30 days from such failure), at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) post collateral to Counterparty to secure Bear Stearns' obligations under the Form Master Agreement in such amount that the Rating Agencies confirm in writing will be sufficient to maintain the rating on the Grantor Trust Certificates, (iii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iv) take such other steps that satisfies the Rating Agency Condition.

      (b) If Bear Stearns (or its guarantor) fails to have the Second Trigger Required Ratings, Bear Stearns shall, within 10 days from such failure, at its own expense, seek to (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

       As used herein:

                "FIRST TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) either (i) the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `A-1' by S&P or (ii) if such entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 16 of 18


                such entity (or its Credit Support Provider) are rated at least 'A+' by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A-1' by Moody's (and if rated 'A-1' by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least 'P-1' by Moody's (and if rated 'P-1' by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such entity (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'Aa3' by Moody's (and if rated 'Aa3' by Moody's, such rating is not on watch for possible downgrade).

                "SECOND TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'BBB-' by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A3' by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least 'P-2' by Moody's (and such rating is not on watch for possible downgrade) or (ii) if such entity (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A2' by Moody's.

                "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of Rating Agency then providing a rating of the Grantor Trust Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Grantor Trust Certificates.


5. Account Details and
Settlement information:    Payments to Bear Stearns:
                           Citibank, N.A., New York
                           ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                           Account Number: 0925-3186, for further credit to Bear Stearns Capital Markets
                           Sub-account Number: 101-90012-11
                           Attention: Derivatives Operations

                           Payments to Counterparty:

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 17 of 18

                           Wells Fargo Bank, National Association
                           San Francisco, CA
                           ABA: 121-000-248
                           A/C:3970771416
                           Account Name: SAS Clearing
                           For Further Credit to: 50961102, SAMI 06-AR8
                                                  Swap Account



This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: CXSAM6AR2
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 18 of 18


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.



By: /s/ Catherine Magnus
    -----------------------------
    Name:  Catherine Magnus
    Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR8 By: THE BANK OF NEW YORK, not individually, but solely as Grantor Trustee



By: /s/ Mirela Cabej
    -----------------------------
    Name:  Mirela Cabej
    Title: Assitant Treasurer


With respect to Section 3(b) herein:
WELLS FARGO, NATIONAL ASSOCIATION, as Paying Agent



By: /s/ Stacey Taylor
    -----------------------------
    Name:  Stacey Taylor
    Title: Vice President

                                              BEAR STEARNS CAPITAL MARKETS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                               TEL 212-272-2000

DATE:                 October 31, 2006

TO:                   The Bank of New York, not individually, but solely as
                      Grantor Trustee for Structured Asset Mortgage Investments
                      II Grantor Trust 2006-AR8 (the "Trust")
ATTENTION:            Mirela Cabej
                      TELEPHONE: 1-212-623-4493
                      FACSIMILE: 1-212-623-5930

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):  CXSAM6AR83

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "TRANSACTION") between Bear Stearns Capital Markets Inc. ("BEAR STEARNS") and Structured Asset Mortgage Investments II Grantor Trust 2006-AR8 ("COUNTERPARTY"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "Master Agreement" (as defined below), with respect to the Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). The parties agree to negotiate, execute and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) (the "FORM MASTER AGREEMENT"), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the "EXECUTED MASTER AGREEMENT"). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the "MASTER AGREEMENT") shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meaning ascribed to them in

Reference Number: CXSAM6AR83
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 2 of 16


the Grantor Trust Agreement, dated as of October 31, 2006 (the "GRANTOR TRUST AGREEMENT") among Structured Asset Mortgage Investments II, Inc., as depositor (the "DEPOSITOR"), Wells Fargo Bank, National Association, as paying agent and certificate registrar (the "PAYING AGENT" and "CERTIFICATE REGISTRAR") and The Bank of New York, as grantor trustee (the "GRANTOR TRUSTEE").

2. he terms of the particular Transaction to which this Confirmation relates are as follows:

       Trade Date:                      October 26, 2006

       Effective Date:                  October 31, 2006

       Notional Amount:                 For any Calculation Period, the
                                        the Certificate Principal Balance of the Grantor Trust Certificates as of the close of business on the 25th day of the month in which such Calculation Period begins (or, if remittances on such Grantor Trust Certificates are not made on such day, as of the close of business on the next day on which such remittances are made).

       Termination Date:                The earlier to occur of (a)the
                                        Distribution Date (as defined in the
                                        Underlying Pooling and Servicing
                                        Agreement) following the date on which
                                        the aggregate outstanding principal
                                        balance of the Underlying Reference
                                        Certificates is reduced to zero and the
                                        Deferred Interest Carry-Forward Balance
                                        is zero or (b) October 25, 2036,
                                        subject, in each case, to adjustment in
                                        accordance with the Business Day
                                        Convention.

       Grantor Trust Certificates:      The Class A-4C Certificates (as defined
                                        in the Grantor Trust Agreement).

       Underlying Reference
       Certificates:                    The Class A-4C Certificates (as defined
                                        in the Underlying Pooling and Servicing
                                        Agreement).

       BEAR STEARNS
       PAYMENT AMOUNTS:

              Bear Stearns
              Payment Dates:            The 25th calendar day of each month
                                        during the Term of this Transaction,
                                        commencing November 25, 2006 and ending
                                        on the Termination Date, subject to
                                        adjustment in accordance with the
                                        Business Day Convention

              Bear Stearns
              Payment Amounts: On each Bear Stearns Payment Date, Bear Stearns shall pay to Counterparty an amount equal to any Net Deferred Interest allocated to the Certificate Principal Balance of the Underlying Reference
                                        Certificates in accordance with the


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Reference Number: CXSAM6AR83
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 3 of 16


                                        definition of Net Deferred Interest
                                        in the Underlying Pooling and
                                        Servicing Agreement for the
                                        Distribution Date (as defined in the
                                        Underlying Pooling and Servicing
                                        Agreement) occurring on such Bear
                                        Stearns Payment Date.

       COUNTERPARTY PAYMENTS:

              Additional Payment:             On October 31, 2006, subject to
                                              adjustment in accordance with the
                                              Business Day Convention,
                                              Counterparty shall pay to Bear
                                              Stearns the amount of USD 24,000.


       ADDITIONAL COUNTERPARTY PAYMENTS:

              Additional Counterparty
              Payment Dates:            Each Bear Stearns Payment Date.

              Additional Counterparty
              Payment Amounts #1:       On the initial Additional Counterparty
                                        Payment Date, zero and for each
                                        Additional Counterparty Payment Date
                                        thereafter, Counterparty shall pay to
                                        Bear Stearns an amount equal to the
                                        lesser of

                                           (a) the Deferred Interest
                                               Carry-Forward Balance for the
                                               previous Additional Counterparty
                                               Payment Date, and

                                           (b) the amount distributed on the
                                               Distribution Date (as defined in
                                               the Underlying Pooling and
                                               Servicing Agreement) occurring on
                                               such Additional Counterparty
                                               Payment Date to the Underlying
                                               Reference Certificates in respect
                                               of (i) principal reducing the
                                               Certificate Principal Balance of
                                               the Underlying Reference
                                               Certificates and (ii) Unpaid
                                               Realized Loss Amounts.

              Deferred Interest
              Carry-Forward Balance:    For each Additional Counterparty Payment
                                        Date, an amount equal to the sum of:

                                        (a) the Deferred Interest Carry-Forward
                                        Balance as of the preceding Additional
                                        Counterparty Payment Date (which for the initial Additional Counterparty Payment Date shall be deemed to be zero), plus
                                        (b) any Bear Stearns Payment Amounts
                                        paid by Bear Stearns to Counterparty on
                                        such Additional Counterparty Payment
                                        Date less (c) any Additional
                                        Counterparty Payment Amounts #2 paid to
                                        Bear Stearns by the Counterparty on such Additional Counterparty Payment Date.


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October 31, 2006
Page 4 of 16


              Additional Counterparty
              Payment Amounts #2:       On each Additional Counterparty Payment
                                        Date, Counterparty shall pay to Bear
                                        Stearns an amount equal to interest on
                                        the Deferred Interest Carry-Forward
                                        Balance as of the preceding Additional
                                        Counterparty Payment Date accrued from
                                        and including, the preceding Additional
                                        Counterparty Payment Date to, but
                                        excluding, such Additional Counterparty
                                        Payment Date at a rate equal to the
                                        Pass-Through Rate (as defined in the
                                        Underlying Pooling and Servicing
                                        Agreement) for the Underlying Reference
                                        Certificates.

       Business Day Convention:         Following

       Business Days:                   Any day other than (i) a Saturday or a
                                        Sunday, or (ii) a day on which (a) the
                                        New York Stock Exchange or Federal
                                        Reserve is closed or (b) banking
                                        institutions in New York City or in any
                                        of the jurisdictions in which the
                                        Trustee, the Master Servicer, the
                                        Servicer or the Securities Administrator
                                        (each as defined in the Underlying
                                        Pooling and Servicing Agreement) is
                                        located are authorized or obligated by
                                        law or executive order to be closed.

       Calculation Agent:               Bear Stearns

3.     Additional Provisions:           (a) Each party hereto is hereby advised
                                        and acknowledges that the other party
                                        has engaged in (or refrained from
                                        engaging in) substantial financial
                                        transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

                                        (b) On the second Business Day prior to
                                        each Bear Stearns Payment Date, the
                                        Paying Agent shall provide Bear Stearns
                                        with the amount and supporting
                                        calculations of any Bear Stearns Payment
                                        Amounts, Additional Counterparty Payment
                                        Amounts #1, and Additional Counterparty
                                        Payment Amounts #2, if any, to be paid
                                        on such Bear Stearns Payment Date or
                                        Additional Counterparty Payment Date, as applicable. For the avoidance of doubt, Bear Stearns shall not be obligated to make any payment on a Bear Stearns Payment Date until it has received from the Paying Agent the information set forth in the preceding sentence.


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Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 5 of 16


                                        (c) Notwithstanding anything in Section
                                        2(c) of the Form Master Agreement to the contrary, if on any date an amount would be owed by Bear Stearns to Counterparty after application of the netting provisions of Section 2(c) of the Form Master Agreement with respect to such date, subject to Section 3(c) above, Bear Stearns hereby agrees to remit such payment to Counterparty one Business Day prior to such date.

4.     Provisions Deemed Incorporated in a Schedule to the Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Form Master Agreement:

(a) "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c) Section 5(a)(i) of the Form Master Agreement is hereby amended by deleting the word "third" therein and replacing it with the word "second."

(d) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to Bear Stearns and will not apply to Counterparty.

(e) "Credit Support Default" provisions of Section 5(a)(iii) will apply to Bear Stearns and will not apply to Counterparty.

(f) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(g) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to Bear Stearns and will not apply to Counterparty.

(h) The "Cross Default" provision of Section 5(a)(vi) will not apply to Bear Stearns and will not apply to Counterparty.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(j) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to Bear Stearns and will not apply to Counterparty.


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October 31, 2006
Page 6 of 16


(k) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(l) Payments on Early Termination. For the purpose of Section 6(e) of the Form Master Agreement:

    (i)    Market Quotation will apply.

    (ii)   The Second Method will apply.

(m) "Termination Currency" means United States Dollars.

(n) Additional Termination Events.

    (i) The following shall constitute an Additional Termination Event, upon which Counterparty will have the right to designate an Additional Termination Event, Bear Stearns will be the sole Affected Party and all Transactions hereunder will be Affected Transactions. For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

       (a) After failing to satisfy the First Trigger Required Ratings, the failure by Bear Stearns to comply with Section 18(a) below; and

       (b) After failing to satisfy the Second Trigger Required Ratings, the failure by Bear Stearns to, within 30 days from such failure, at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

       (ii)The failure by Counterparty to comply with Section 16 below shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

3) Tax Representations. Bear Stearns represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.


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Reference Number: CXSAM6AR83
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 7 of 16


4)  [Reserved]

5)  Documents to be Delivered. For the purpose of Section 4(a):

(1)    Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/             DATE BY WHICH TO
 DOCUMENT                   CERTIFICATE                BE DELIVERED

Bear Stearns and the        Any document required or   Promptly after the
Counterparty                reasonably requested to    earlier of (i) reasonable
                            allow the other party to   demand by either party or
                            make payments under the    (ii) learning that such
                            Form Master Agreement      form or document is
                            without any deduction or   required
                            withholding for or on the
                            account of any Tax or
                            with such deduction or
                            withholding at a reduced
                            rate


(2) Other documents to be delivered are:


PARTY REQUIRED                                                 COVERED BY
TO DELIVER         FORM/DOCUMENT/        DATE BY WHICH TO      SECTION 3(D)
DOCUMENT           CERTIFICATE           BE DELIVERED          REPRESENTATION

Bear Stearns and   Any documents         Upon the execution    Yes
the Counterparty   required by the       and delivery of the
                   receiving party to    Form Master
                   evidence the          Agreement and such
                   authority of the      Confirmation
                   delivering party


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Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 8 of 16


                   or its Credit Support
                   Provider, if any,
                   for it to execute
                   and deliver the Form
                   Master Agreement,
                   any Confirmation ,
                   and any Credit
                   Support Documents to
                   which it is a party,
                   and to evidence the
                   authority of the
                   delivering party or
                   its Credit Support
                   Provider to perform
                   its obligations
                   under the Form
                   Master Agreement,
                   such Confirmation
                   and/or Credit
                   Support Document, as
                   the case may be

Bear Stearns and   A certificate of an   Upon the execution    Yes
the Counterparty   authorized officer    and delivery of the
                   of the party, as to   Form Master
                   the incumbency and    Agreement and such
                   authority of the      Confirmation
                   respective officers
                   of the party signing
                   the Form Master
                   Agreement, any
                   relevant Credit
                   Support Document, or
                   any Confirmation, as
                   the case may be

Bear Stearns       A copy of its most    Promptly after the
                   recent audited        request of by other
                   consolidated          Party
                   financial statements


6)  Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the Form Master Agreement:

        Contact details for notices or communications to Bear Stearns:

                  Tel: 212-272-9326
                  Fax: 212-272-0543
                  Attention: Credit Derivatives Department

                  (For all purposes)


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Reference Number: CXSAM6AR83
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 9 of 16


        Contact details for notices or communications to the Counterparty:

                  The Bank of New York
                  4 New York Plaza, 6th Floor
                  New York, NY 10004
                  Attention:  Worldwide Securities Services / Structured
                              Finance Services SAMI II Series 2006 AR8
                  Attention:  Mirela Cabej
                  Facsimile:  212-623-5930
                  Phone:      212-623-4493

        With a copy to:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis,
                  Columbia, Maryland 21045
                  Attention:  Client Manager, SAMI 2006 AR8
                  Facsimile:  410-715-2380
                  Phone:      410-884-2000

                  (For all purposes)

(b) Process Agent.   For the purpose of Section 13(c):

                     Bear Stearns appoints as its
                     Process Agent:            Not Applicable

                     The Counterparty appoints as its
                     Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to the Form Master Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)     Multibranch Party. For the purpose of Section 10(c) of the Form Master
        Agreement:

        Bear Stearns is not a Multibranch Party.

        The Counterparty is not a Multibranch Party.

(e)     Calculation Agent. The Calculation Agent is Bear Stearns.


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October 31, 2006
Page 10 of 16



(f)     Credit Support Document.

        Bear Stearns:  Guaranty (the "Guaranty") of The Bear Stearns Companies
                       Inc.

        The Counterparty:  Not Applicable

(g)     Credit Support Provider.

        Bear Stearns:     The Bear Stearns Companies Inc.

        The Counterparty:     Not Applicable

(h) Governing Law. The parties to the Form Master Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of the Form Master Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the Form Master Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of the Form Master Agreement and the deletion of such portion of the Form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to the Form Master Agreement or any Credit Support Document.

7) Affiliate. Notwithstanding the definition of Affiliate in Section 14 of the Form Master Agreement, for purposes hereof each party will be deemed not to have any Affiliates.

8) Relationship Between Parties. Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):


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Reference Number: CXSAM6AR83
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 11 of 16


         "(g) Relationship Between Parties.

              Each party represents to the other party on each date when it enters into a Transaction that:

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in the Form Master Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                           (i)  It has the capacity to evaluate (internally or
through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                           (ii) It understands the terms, conditions and risks
of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

9) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10) Set-off. Notwithstanding any provision of the Form Master Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Grantor Trust Certificates as a result of such transfer, amendment, waiver,

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Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 12 of 16


supplement, assignment or other modification; provided that upon notice to the Rating Agencies, Bear Stearns may transfer the Transaction(s) pursuant to the Form Master Agreement and all of its interests in such Transaction(s) and all of its Obligations in or under the Form Master Agreement to its Credit Support Provider or any affiliates thereof, and if such transfer is to an entity other than its Credit Support Provider, Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support Provider which guarantees all of such transferee's Obligations in the form of the Guaranty of the Credit Support Provider of Bear Stearns delivered in connection with the Form Master Agreement (other than the name of the guaranteed party, the effective date and the date of such guaranty). Upon such transfer, Bear Stearns will be fully released from any and all Obligations and liabilities related to the interests assigned.

12) Limited Recourse Non-petition. The liability of the Counterparty in relation to the Form Master Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor Trust Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Grantor Trust Agreement. Upon application of all of the assets in the Trust Fund (and proceeds thereon) in accordance with the Grantor Trust Agreement, Bear Stearns shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

13) Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Form Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

14) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Counterparty, not individually or personally but solely as the Grantor Trustee for the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representation, undertakings and agreements herein made on part of the Trust are made and intended not as personal representations, undertakings and agreements by the Counterparty but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Counterparty, individually or personally, to perform any convenient either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement


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Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 13 of 16


and by any person claiming by, through or under such parties and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement.

16) Amendments to Grantor Trust Agreement and Underlying Pooling and Servicing Agreement. Without the prior written consent of Bear Stearns, Counterparty shall not (i) amend the Grantor Trust Agreement or enter into any amendment or supplemental agreement to the Grantor Trust Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or under the Grantor Trust Agreement or (ii) consent to any amendment or supplemental agreement to the Underlying Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or on the interests of a holder of the Underlying Reference Certificates under the Underlying Pooling and Servicing Agreement. Counterparty will furnish to Bear Stearns a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any.

17) Permitted Security Interest. For purposes of Section 7 of the Form Master Agreement, Bear Stearns hereby consents to the Permitted Security Interest.

        "Permitted Security Interest" means the collateral assignment by Counterparty of the Swap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Swap Collateral pursuant to the Indenture.

        "Swap Collateral" means all right, title and interest of Counterparty in the Form Master Agreement, each Transaction hereunder, and all present and future amounts payable by Bear Stearns to Counterparty under or in connection with the Form Master Agreement or any Transaction governed by the Form Master Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

18) (a) If Bear Stearns (or its guarantor) fails to have the First Trigger Required Ratings, Bear Stearns shall (within 30 days from such failure), at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) post collateral to Counterparty to secure Bear Stearns' obligations under the Form Master Agreement in such amount that the Rating Agencies confirm in writing will be sufficient to maintain the rating on the Grantor Trust Certificates, (iii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency

Reference Number: CXSAM6AR83
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October 31, 2006
Page 14 of 16


        then rating the Grantor Trust Certificates or (iv) take such other steps that satisfies the Rating Agency Condition.

        (b) If Bear Stearns (or its guarantor) fails to have the Second Trigger Required Ratings, Bear Stearns shall, within 10 days from such failure, at its own expense, seek to (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

        As used herein:

                  "FIRST TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) either (i) the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least 'A-1' by S&P or (ii) if such entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A+' by S&P, and
                  (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A-1' by Moody's (and if rated 'A-1' by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least 'P-1' by Moody's (and if rated 'P-1' by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such entity (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'Aa3' by Moody's (and if rated 'Aa3' by Moody's, such rating is not on watch for possible downgrade).

                  "SECOND TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'BBB-' by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A3' by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least 'P-2' by Moody's (and such rating is not on watch for possible downgrade) or (ii) if such entity (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A2' by Moody's.

Reference Number: CXSAM6AR83
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 15 of 16


                  "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of Rating Agency then providing a rating of the Grantor Trust Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Grantor Trust Certificates.

5.  Account Details and
Settlement information:    Payments to Bear Stearns:
                           Citibank, N.A., New York
                           ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                           Account Number: 0925-3186, for further credit to Bear Stearns Capital Markets
                           Sub-account Number: 101-90012-11
                           Attention: Derivatives Operations

                           Payments to Counterparty:

                           Wells Fargo Bank, National Association
                           San Francisco, CA
                           ABA: 121-000-248
                           A/C:3970771416
                           Account Name: SAS Clearing
                           For Further Credit to: 50961102, SAMI 06-AR8
                                                  Swap Account


This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: CXSAM6AR83
Structured Asset Mortgage Investments II Grantor Trust 2006-AR8
October 31, 2006
Page 16 of 16


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.



By: /s/ Catherine Magnus
    -----------------------------
    Name:  Catherine Magnus
    Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR8 By: THE BANK OF NEW YORK, not individually, but solely as Grantor Trustee



By: /s/ Mirela Cabej
    -----------------------------
    Name:  Mirela Cabej
    Title: Assitant Treasurer


With respect to Section 3(b) herein:
WELLS FARGO, NATIONAL ASSOCIATION, as Paying Agent



By: /s/ Stacey Taylor
    -----------------------------
    Name:  Stacey Taylor
    Title: Vice President